SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2000




               Commission file numbers 333-42411 and 333-42411-01
               --------------------------------------------------

                               Glenoit Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                                             13-3862561
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                         Identification Number)

                            Glenoit Asset Corporation
             (Exact name of registrant as specified in its charter)

         Delaware                                            51-0343206
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                        Identification Number)
                              111 West 40th Street
                            New York, New York 10018
                            Telephone: (212) 391-3915

(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

Item 5.  Other Events

         On June 19, 2000, the Company announced that it had entered into lock-up letters with certain holders of its 11% Senior Subordinated Notes. Pursuant to terms of the lock-up letters, the Company will promptly commence a tender offer and consent solicitation from all Noteholders which will provide for the payment to the Noteholders of 17% of the face amount of principal outstanding (or in the absence of such cash payment, the surrender of substantially all the equity of the Company). The lock-up letter further provides that it will terminate if the tender offer has not been commenced by July 15, 2000 or certain other trigger events have not occurred by agreed upon fixed dates.


Item 7.  Financial Statements and Exhibits

         (a) and (b) Not applicable

         (c) The exhibits furnished in connection with this Report are as follows:

         Exhibit Number    Description
         --------------    -----------

         99.1              Company Press Release dated June 19, 2000.


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

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date June 19, 2000
                                 GLENOIT CORPORATION


                                 By          /S/ LESTER D. SEARS
                                   -----------------------------
                                   Lester D. Sears
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (On behalf of the Registrant and as Principal Financial and Accounting Officer)




                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   June 19, 2000
                                 GLENOIT ASSET CORPORATION




                                 By          /S/ LESTER D. SEARS
                                   -----------------------------
                                   Lester D. Sears
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (On behalf of the Registrant and as Principal Financial and Accounting Officer)





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


FOR IMMEDIATE RELEASE

                               GLENOIT CORPORATION



NEW YORK, NY (June 19, 2000)--- Glenoit Corporation, a New York based manufacturer and distributor of decorative home furnishings and specialty fabrics for the apparel and automotive industries, today announced that it had entered into lock-up letters with certain of the holders of its 11% Senior Subordinated Notes. These lock-up letters are the result of negotiations with Houlihan Lokey Howard & Zukin and Stroock & Stroock & Lavan LLP, in their capacity as advisors to an informal committee of Noteholders.

As of Monday, June 19, 2000, lock-up letters had been executed by Noteholders holding in the aggregate 83% of the aggregate principal amount of the outstanding Notes. Pursuant to the terms of the lock-up letter, the Company will promptly commence a tender offer and consent solicitation from the Noteholders in connection with a general capital restructuring which will provide for the payment to the Noteholders of 17% of the face amount of the Notes they hold payable in cash (or in the absence of such cash payment, the surrender of substantially all the equity of the Company). The lock-up letter further provides that it will terminate if the tender offer has not been commenced by July 15, 2000 or certain other trigger events have not occurred by agreed upon fixed dates.

Glenoit's President and Chief Executive Officer, Thomas J. O'Gorman stated, "This is the first major step forward in completing a financial restructuring and providing the needed capital to continue Glenoit's future plans for growth".




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